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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 23, 1997, in Amendment No. 2 to the Registration Statement (Form S-4 No. 333-53211) of Hard Rock Hotel, Inc. for the registration of $120,000,000 of 9 1/4% Series B Senior Subordinated Notes Due 2005.


                                          /s/ Ernst & Young LLP


Reno, Nevada
August 19, 1998